UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 16, 2026
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D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(650) 285-2881
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01 Regulation FD Disclosure.

On September 16, 2026, D-Wave Quantum Inc. (“D-Wave”) announced that it will host Qubits Asia 2026: Quantum Realized, a full-day quantum computing user conference on October 28, 2026, in Seoul.

Focused on the growing impact of quantum computing across the Asia-Pacific (APAC) region, the event will spotlight production applications addressing complex business challenges and research advancing scientific discovery, as well as the latest developments in D-Wave’s annealing and gate-model technologies. The conference will bring together D-Wave executives, customers, researchers and industry leaders to share lessons from real-world implementations, exchange best practices and explore opportunities to accelerate quantum computing adoption across APAC.

According to Dr. Alan Baratz, CEO of D-Wave, countries including Japan, Singapore, South Korea, and Taiwan are moving decisively to establish global leadership in quantum computing, and D-Wave is helping turn that ambition into measurable results today. Qubits Asia 2026 comes amid continued momentum for D-Wave across APAC, marked by growing customer adoption, strategic collaborations and commercial and research initiatives spanning network optimization, artificial intelligence and machine learning, drug discovery, materials science, semiconductor manufacturing, port operations and more. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated September 16, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2026	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer